Supplement to Symetra Spinnaker Advisor Variable Annuity Prospectus
Supplement dated April 30, 2014
to Prospectus dated May 1, 2011 as supplemented

Effective on or about May 1, 2014, Franklin Templeton Variable Insurance Products Trust has changed the names of the funds available under the contract as described below.

Old Fund Name	New Fund Name
Franklin Flex Cap Growth Securities Fund	Franklin Flex Cap Growth VIP Fund
Franklin Income Securities Fund	Franklin Income VIP Fund
Franklin Small Cap Value Securities Fund	Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth Securities Fund	Franklin Small-Mid Cap Growth VIP Fund
Franklin Templeton VIP Founding Funds Allocation Fund	Franklin Founding Funds Allocation VIP Fund
Franklin U.S. Government Fund	Franklin U.S. Government Securities VIP Fund
Templeton Developing Markets Securities Fund	Templeton Developing Markets VIP Fund
Templeton Global Bond Securities Fund	Templeton Global Bond VIP Fund
Templeton Growth Securities Fund	Templeton Growth VIP Fund
Mutual Shares Securities Fund	Franklin Mutual Shares VIP Fund

Accordingly, any references to the above-referenced Old Fund Name in this prospectus is replaced with the New Fund Name.
Effective on or about May 1, 2014, the following DWS fund will be renamed as follows:

Old Fund Name	New Fund Name
DWS Global Small Cap Growth VIP - Class B Shares	DWS Global Small Cap VIP - Class B Shares

Accordingly, any references to the above-referenced Old Fund Name in this prospectus is replaced with the New Fund Name.
Effective on or about May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management and the following ING fund offered under the contract will be renamed as follows:

Old Fund Name	New Fund Name
ING Global Resources Portfolio	Voya Global Resources Portfolio

Accordingly, any references to the above-references Old Fund Name in this prospectus is replaced with the New Fund Name and the following disclosure regarding the ING funds found under Section 4: Investment Options is replaced with the following.

THE FOLLOWING PORTFOLIO IS AVAILABLE ONLY IF YOU HAVE BEEN CONTINUOUSLY INVESTED IN IT SINCE APRIL 28, 2005
PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
ING Investors Trust
Voya Global Resources Portfolio	The Portfolio seeks long term capital appreciation.	Directed Services, LLC Sub-Advised by Voya Investment Management, Co. LLC

Supplement to Symetra Spinnaker Advisor Variable Annuity Prospectus
Supplement dated April 30, 2014
to Prospectus dated May 1, 2011 as supplemented

Under the section titled Fee Table, found on page 8 of the prospectus, the row titled Loan Net Interest Rate, in the Owner Transaction Expenses table, is deleted in its entirety and replaced with the following:

LOAN NET INTEREST RATE (3) (Shown as an annual rate)	2.5% of the Loan Amount	2.5% of the Loan Amount
(3) The annual loan net interest rate of 2.5% is equal to the difference between the interest rate we charge on the Loan Amount and the interest rate we credit on the Loan Account. Loans are available only for contracts issued pursuant to a Section 403(b) plan.

Under section 5-Charges and Expenses, the paragraph titled Loan Interest Rates, found on page 27 of the prospectus is deleted in its entirety and replaced with the following:

LOAN INTEREST RATES
The loan interest spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. This results in a net loan interest rate of 2.5% of the Loan Amount.

Under section 7-Access To Your Money, the second paragraph under the title Loans, found on page 32 of the prospectus is deleted in its entirety and replaced with the following:

LOANS
We have the right to limit you to only one outstanding loan at any time. The amounts and terms of the loan may be subject to state restrictions, plan requirements and Section 72(p) of the Code. You should consult a tax advisor before taking a loan.